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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                       -------------------

                            FORM 8-K

                         CURRENT REPORT


                          March 6, 1998
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        Date of Report (Date of earliest event reported)



                  The Furia Organization, Inc.
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     (Exact name of registrant as specified in its charter)



      Delaware              0-13910              95-3931129
  (State or other       (Commission File        (IRS Employer
    jurisdiction            Number)          Identification No.)
 of incorporation)



      P. O. Box 795517, Dallas, Texas             75379-5517
  (Address of principal executive offices)        (Zip Code)



                         (972) 239-2290
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      (Registrant's telephone number, including area code)



                               N/A
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  (Former Name or Former Address, if Changed Since Last Report)


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


ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

     On March 5, 1998, Time For A Change, Inc. ("TFAC"), a Texas corporation and the beneficial owner of 3,001,000 shares (the "TFAC Shares") of Series A Convertible Preferred Stock, par value $.0001 per share, of the Company ("Series A Preferred Stock") notified the Company of its election to convert the TFAC Shares into common stock, par value $.0001 per share, of the Company ("Company Common Stock") in accordance with the conversion rights set forth in the Company's Certificate of Designation, Preferences and Rights of the Series A Preferred Stock, as amended (the "Certificate of Designation") filed with the Secretary of State of the State of Delaware. Pursuant to the terms of the Certificate of Designation, each share of Series A Preferred Stock is convertible into 4.449 shares of Company Common Stock. In connection with the conversion of the TFAC Shares, the Company issued to TFAC 13,351,449 shares of Company Common Stock, which, as of March 5, 1998, constituted approximately 53% of the total issued and outstanding shares of Company Common Stock, and canceled the 3,001,000 shares of Series A Preferred Stock. TFAC is controlled by certain family members of Mr. Waylon E. McMullen, the sole director and officer of the Company. Mr. Waylon E. McMullen is neither an officer nor director of TFAC and disclaims any beneficial ownership in TFAC. The 13,351,449 shares of the Company's Common Stock issued to TFAC bears a restrictive legend.

     On March 6, 1998, the Company consummated a Stock Purchase Agreement (the "Purchase Agreement") among the Company, the Paul Stevens Group (as defined in the Purchase Agreement) and John Charles Skip Headen (collectively, the "ATC Shareholders"), the holders of 100% of the issued and outstanding stock of Americom Telecommunications Corporation ("ATC"), and ACT, pursuant to which, among other things, the Company exchanged (the "Exchange") an aggregate of 75,000,000 newly issued shares of Company Common Stock for an aggregate of 20,000,000 shares of common stock, $.0001 par value per share, of ATC (the "ATC Common Stock"). The amount of consideration issued by the Company was determined by arms-length negotiations between the Company and the ATC Shareholders. As a result of the Exchange, the ATC Shareholders own approximately 75% of the outstanding shares of the Company's Common Stock, and TFAC's ownership interest in the Company was reduced from approximately 53% to approximately 13% of the issued and outstanding shares of Company Common Stock. Immediately following the Exchange, ATC became a wholly-owned subsidiary of the Company.

     Generally accepted accounting principles require that the company whose stockholders retain the majority interest in a combined business be treated as the acquirer for financial accounting purposes. As a result, the Exchange will be accounted for as a recapitalization of ATC using the purchase method of accounting for financial reporting purposes. Accordingly, the Company's financial statements immediately following the Exchange will be as follows: (a) the Company's balance sheet will consist of ATC's net assets at historical costs and the Company's net assets at fair market value (the acquired cost) and (b) the Company's statement of operations will include ATC's operations for the period presented and the Company's operations from March 6, 1998.

DESCRIPTION OF ATC BUSINESS

     ATC was founded in 1997 for the purpose of acquiring companies and other entities involved in the telecommunications and communications business, particularly those serving the Hispanic community. ATC plans to expand its business through selective acquisitions of new or existing communications companies that possess valuable licenses, permits and similar authorizations or have certain relationships or alliances, which place it in a strong market position. The management team of ATC has a strong history in the Hispanic market and in bilingual, bicultural communications, which provides it with a strong base from which to expand its operations.

     On January 5, 1998, ATC purchased from Paul Stevens 24% of the outstanding ownership interests of Telemiami, Inc., the operator of Telemiami Cable Network, a leased-access cable channel that serves approximately 400,000 subscribers in the Miami-Dade County market in Florida, in a transaction valued at approximately $2.0 million. In addition, ATC has reached an agreement for the acquisition of Bonanova Corp., a corporation that controls all the copyrights and licensing rights for the literary works of Facundo Cabral, an internationally known author, composer and concert personality. Bonanova is in the process of establishing a worldwide Internet distribution network for Mr. Cabral's literary works. ATC is currently in the final stages of negotiations for the acquisition of certain other communication companies as well as a joint venture in central Mexico.

MANAGEMENT OF THE COMPANY

     In connection with the change in control of the Company resulting from the consummation of the Purchase Agreement, Mr. Waylon E. McMullen, the sole director of the Company, has agreed to appoint Messrs. Paul Stevens, James A. Stevens, Dr. Richard A. Feller, Ph.D., Filiberto Fernandez, Michael Nunez-Ledo and Jorge
T. Buces (each a "Director Appointee") as members of the Board of Directors of the Company, in each case to be effective ten days after the delivery of written notice thereof to each shareholder of the Company, in accordance with Rule 14f-1 of the Securities Exchange Act of 1934, as amended. Upon the effective date of such appointments, Mr. McMullen is anticipated to resign as a director of the Company. Set forth below is certain information regarding each Director Appointee. Until his successor is appointed, Mr. Waylon E. McMullen will remain the President of the Company.

Name                          Age       Position
----                          ---       --------

Paul Stevens                   51       Director and  Chief
                                        Executive Officer

Dr. Richard A. Feller, Ph.D.   55       Director

James A. Stevens               52       Director

Filiberto Fernandez            46       Director

Name                          Age       Position
----                          ---       --------

Michael Nunez-Ledo             36       Director

Jorge T. Buces                 30       Director


     Paul Stevens. Mr. Stevens will serve as a director and Chief Executive Officer of the Company. Since January of 1997, Mr. Stevens has served as the Chairman of the Board of Telemiami, Inc., a leased-access cable television network serving the Miami-Dade County metropolitan area in Florida. From 1974 until January of 1997, Mr. Stevens also served as the president of THESTEVENSGROUP, Inc., which offers full-service production facilities and services for film, television, audio records, multimedia, concerts, meetings and conventions. From 1988 through 1994, Mr. Stevens served as the President of Uninet, S.A., a company specializing in the creation and distribution of training and motivational materials for executives and business owners participating in multi-national direct marketing programs. Mr. Stevens has enjoyed an award-winning career as a producer/director in films, theater and television in Puerto Rico and Spain as well as in the United States, receiving numerous honors and awards. Mr. Stevens has established a successful international marketing network in the Spanish speaking world that includes Spain, Mexico, Guatemala, Honduras, El Salvador, Panama, Argentina and Portuguese speaking Brazil that generated sales in excess of $400,000,000, which included training and motivational programs for small businessmen. Mr. Stevens will serve as Chief Executive Officer of the Company. Paul Stevens is the brother of James A. Stevens, who will also serve as a director of the Company.

     Dr. Richard A. Feller, Ph.D. Dr. Feller is currently the Chief Executive Officer of Lynchval Systems, a software development corporation specializing in pension oriented and retirement products. From February of 1992 to January of 1998, Dr. Feller served as a director of Organizational Excellence of National Semiconductor, a Fortune 200 company specializing in semiconductor oriented products. From 1977 through 1992, Dr. Feller served in various capacities with Rockwell International, a global conglomerate involved in the electronics, aerospace, automotive and other industries. Dr. Feller has demonstrated unique expertise in designing and implementing Organization Development/High Performance Change Processes on the senior management level, which has been shown to dramatically impact bottom-line performance. Dr. Feller has also presented numerous speeches and workshops on organization development/excellence at executive retreats, seminars, workshops, U.S. military sites and at major industry conferences.

     James A. Stevens. Since 1989, Mr. James Stevens has served as the President of Stevens/Palmer Creative Services, Inc. in San Juan, Puerto Rico, a supplier of creative services, where he is a creative consultant to advertising agencies and directs clients in all areas of production from creation to completion. Mr. Stevens was previously employed with FCB/Caribbean Advertising, an advertising company in Puerto Rico. James A. Stevens is the brother of Paul Stevens, who will serve as the Chief Executive Officer and a Director of the Company.

     Filiberto Fernandez. Since 1996, Mr. Filiberto Fernandez has served as the Managing Director of Antenna Three Television Internacional, a subsidiary of Antenna Three, Spain's largest privately owned television network, and is responsible for launching the Antenna Three International Cable Television Channel from Spain to Latin America and the United States. From 1992 to 1995, Mr. Fernandez served as Senior Vice President of Marketing at Telemundo Television Network and as Vice President of Sales and Marketing for Telenoticias del Mundo, L.P. (now known as CBS-Telenoticias, the subsidiary Telemundo Television Network and the first 24 hour Spanish news channel operating for the Latin international market). Prior to 1992, Mr. Fernandez served as the Vice President for both Univision Television Network and Castor Advertising Corporation, and as the Marketing Manager at Polaroid Corporation and First National Bank of Boston, in each case, managing the Latin American and Spanish markets.

     Michael Nunez-Ledo: Since 1993, Mr. Michael Nunez-Ledo has served as the Manager of Affiliated Management Systems for the Discovery Channel Latin America, overseeing all aspects of Discovery Channel affiliate operations, including Latin America and Iberia. Mr. Nunez-Ledo is also Chairman of the Audit Subcommittee for Television Association of Programmers for Latin America, an industry group that performs audits of Latin American cable systems and controls the underreporting of subscribers and piracy within such systems.

     Jorge T. Buces: Since 1988, Mr. Jorges Buces has served as the President of Gorka, Inc. a multi-national direct marketing organization with over 80 participants in Mexico and several other Spanish-speaking countries. From 1996 through 1997, Mr. Buces served as a marketing consultant to Stephanie Gire, S.A., a consumer product distribution company operating in Columbia.
From 1992 to 1994, Mr. Buces served as the President of Grupo Actio, S.A., a professional development and personal enhancement training organization for businessmen.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of Company common stock a of March 6, 1998, based on information obtained from such persons, the Company's records and schedules required to be filed with the Company, with respect to (i) each shareholder known by the Company to own beneficially five percent (5%) or more of such outstanding Common Stock, (ii) each current director, all Director Nominees, and executive officer of the Company, and (iii) all executive officers of the Company as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned.


Name and Address of Beneficial Owner    Number of Shares    Percent of Class(1)
------------------------------------    ----------------    -------------------
Time For a Change, Inc.                    13,351,449            13.3%
14561 Dallas Parkway, Suite 123
Dallas, Texas 75251

Cheryl L. McMullen(2)                      13,351,449            13.3%
14561 Dallas Parkway, Suite 123
Dallas, Texas 75251

Paul Stevens(3)(4)                         46,239,270            46.2%
2127 Brickel Avenue
Miami, Florida 33129

John Charles Skip Headen                   18,195,000            18.2%
18523 Michaelangelo Drive
Dallas, Texas 75287

Waylon E. McMullen(5)                            ----            ----
3113 Sleep Hollow
Plano, Texas  75093



-------------
(1)  Based upon 100,214,209 shares of Company common stock outstanding as of
     March 6, 1998.
(2)  Ms. McMullen is the president and controlling shareholder of Time For a
     Change, Inc., and therefore may be deemed to beneficially own the shares held by Time For a Change, Inc.  Ms. McMullen is the wife of  Waylon E.
     McMullen, the president and sole director of the Company.
(3)  These shares include an aggregate of 20,000,000 shares beneficially owned by Mr. Stevens' adult children (none of whom individually beneficially own five percent or more of the Company's outstanding common stock) who reside with Mr. Stevens.  Mr. Stevens disclaims beneficial ownership of these shares.
(4)  Director Appointee.
(5)  Mr. McMullen is the husband of Cheryl L. McMullen,  the president and controlling shareholder of Time For a Change, Inc.  Mr. McMullen disclaims any beneficial ownership of the shares held by Time For a Change, Inc.


Name and Address of Beneficial Owner    Number of Shares    Percent of Class(1)
------------------------------------    ----------------    -------------------
All directors and affiliates as
  a group (one person)(5)                        ----            ----

Jorge T. Buces(4)                           4,500,000             4.5%
114 Douglas Road, Apt. 5
Coral Gables, FL  33134

Michael Nunez-Ledo(4)                       2,250,000             2.2%
2952 South Miami Avenue
Miami, FL  33129

Filiberto Fernandez(4)                      1,875,000             1.9%
4920 Suarez St.
Coral Gables, FL  33146

James A. Stevens(4)                         1,125,000             1.1%
Calle 6 S7-8
URB Villas de Parana
Rio Piedras, Puerto Rico  00926-6129

-----------------
(1)  Based upon 100,214,209 shares of Company common stock
     outstanding as of March 6, 1998.
(4)  Director Appointee.
(5)  Mr. McMullen is the husband of Cheryl L. McMullen, the
     president and controlling shareholder of Time For a Change,
     Inc.  Mr. McMullen disclaims any beneficial ownership of the shares held by Time For a Change, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 5, 1998, Paul Stevens exchanged his 24% interest in Telemiami, Inc. for an approximate 60% ownership interest in ATC in a transaction valued at approximately $2.0 million. Paul Stevens received approximately 46 million shares of Company Common Stock as a result of the exchange of his ownership interest in ATC for shares of Company Common Stock pursuant to the terms of the Purchase Agreement. Jorge T. Buces, Michael Nunez-Ledo, Filiberto Fernandez and James A. Stevens, each of whom are anticipated to serve as directors of Company, received approximately 4.5 million, 2.3 million, 1.9 million, and 1.1 million shares, respectively, of Company Common Stock pursuant to the terms of the Purchase Agreement as a result of the exchange of their former ownership interest in ATC. Each of these persons acquired their ownership interests in ATC in exchange for services rendered to ATC.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     As a result of the Exchange, ATC has become the wholly-owned subsidiary of the Company. See Item 1 and the financial statements of ATC included with (or to be included) this Report.

ITEM 5.  OTHER EVENTS.

     On February 20, 1998, a majority of the Company's shareholders, acting by written consent in lieu of special meeting pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL"), passed a resolution authorizing an amendment to the Company's Certificate of Incorporation (i) increasing the number of authorized shares of Company Common Stock from 15,000,000 to 200,000,000 and of Series A Preferred Stock from 5,000,000 to 50,000,000, and (ii) changing the par value of both the Company Common Stock and the Series A Preferred Stock from $.01 to $.0001 per share. A Certificate of Amendment to the Certificate of Incorporation of the Company was filed with the Delaware Secretary of State on February 25, 1998. A copy of this Form 8-K is being delivered to each stockholder to inform them of the action taken at the February 20, 1998 meeting, as required by Section 228 of the DGCL.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired*

          (i)  Financial Statements of Americom
               Telecommunications Corporation for the three months ended February 28, 1998.

     (b)  Proforma Financial Information*

          * It is impracticable at the time of the filing of this Current Report to provide the required financial information for ATC required by Regulation S-X. Accordingly, the Company will file the required financial and proforma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Securities and Exchange Commission.

     (c)  Exhibits.

     Exhibit No.    DESCRIPTION
     -----------    -----------
          2.1       Stock Purchase Agreement dated March 6, 1998
                    among The Furia Organization, Inc., Americom
                    Telecommunications Corporation, Paul Stevens
                    Group and John Charles Skip Headen.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March 25, 1997

                              THE FURIA ORGANIZATION


                              By:  /s/  WAYLON E. MCMULLEN
                                 -------------------------------
                                   Waylon E. McMullen,
                                   President

                        INDEX TO EXHIBITS
                        -----------------

          Exhibit No.    DESCRIPTION
          -----------    -----------
              2.1        Stock Purchase Agreement dated March 6,
                         1998 among The Furia Organization, Inc.,
                         Americom Telecommunications Corporation,
                         Paul Stevens Group and John Charles Skip
                         Headen.